UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2012

DORAL FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-31579	66-0312162
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: 787-474-6700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02	Results of Operations and Financial Condition

On August 8, 2012, Doral Financial Corporation (“Doral Financial” or the “Company”) issued a press release announcing its unaudited results of operations for the quarter and six months ended June 30, 2012 and its unaudited financial condition as of June 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including the press release included in Exhibit 99.1, relating to its unaudited results of operations and financial condition for the quarter and six months ended June 30, 2012 and its unaudited financial condition as of June 30, 2012, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 7.01	Regulation FD Disclosure.

Beginning August 9, 2012, Doral Financial Corporation (“Doral Financial”) intends to use the investor presentation materials filed herewith, in whole or in part, in one or more meetings or telephone conferences with current and prospective investors. A copy of the investor presentation materials is attached hereto as Exhibit 99.2.

The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 8.01	Other Events

As previously disclosed by Doral Financial Corporation (“Doral Financial” or the “Company”) under Part II, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, which was filed by the Company with the Securities and Exchange Commission on August 8, 2012, the Board of Directors of Doral Bank agreed to enter into a Consent Order with the Federal Deposit Insurance Corporation (the “FDIC”) and the Commissioner of Financial Institutions of the Commonwealth of Puerto Rico (the “Commissioner”). The Board of Directors of Doral Bank and the FDIC executed the Consent Order on August 8, 2012.

The final form of the Consent Order is filed as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated August 8, 2012.

99.2	Investor presentation of Doral Financial Corporation

99.3	Consent Order among Doral Bank, the Federal Deposit Insurance Corporation and the Commissioner of Financial Institutions of Puerto Rico dated August 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2012	DORAL FINANCIAL CORPORATION

	By:	/s/ Enrique R. Ubarri
Name: Enrique R. Ubarri
Title: Executive Vice President and General Counsel